                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12



                       Lincoln National Income Fund, Inc.
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------

    3) Filing Party:

       -------------------------------------------------------

    4) Date Filed:

       -------------------------------------------------------

                       LINCOLN NATIONAL INCOME FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of LINCOLN NATIONAL INCOME FUND, INC. (the "Fund") will be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania on Thursday, June 2, 2005 at 10:30 a.m. (EDT), for the following purposes.

   1. To elect three Directors for the Fund to hold office until their successors are elected and qualified.

   2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Stockholders of record at the close of business on March 21, 2005 are entitled to vote at the Annual Meeting.

                                      By order of the Board of Directors.


                                      /s/ David F. Connor

                                      David F. Connor
                                      Secretary

April 19, 2005

                             YOUR VOTE IS IMPORTANT

     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN,
            DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                       LINCOLN NATIONAL INCOME FUND, INC.

                               2005 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

                                 PROXY STATEMENT

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 2, 2005

   The Board of Directors of Lincoln National Income Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 2, 2005 at 10:30 a.m. (EDT) at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania, or at any adjournment of that meeting.

   The Fund's most recent annual report was previously mailed to shareholders. The Fund will furnish, without charge, a copy of its annual report to a stockholder upon request made to Delaware Service Company, Inc. ("DSC"), the Fund's administrator, 2005 Market Street, Philadelphia, Pennsylvania 19103, or by calling 1-800-523-1918.

   The purpose of the Annual Meeting is to consider the Proposal referenced on the accompanying Notice. The Board of Directors of the Fund urges you to complete, sign, date and return the Proxy Card (or Cards) included with the Proxy Statement, whether or not you intend to be present at the Annual Meeting. IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS PROMPTLY TO HELP ENSURE A QUORUM FOR THE ANNUAL MEETING. A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. If the proxy is not revoked, the shares represented by such proxy will be voted according to the instructions on the Proxy Card or, if not marked, the proxies will vote on the Proposal in accordance with the recommendation of Fund management as indicated on the Proxy Card. The Board of Directors recommends that you vote "FOR" Proposal No. 1 (Election of Directors). The proxies will also be authorized to vote in their discretion on any other matters which may properly come before the Annual Meeting. If you sign and return a Proxy Card, you may still attend the Annual Meeting and vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Annual Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Annual Meeting.

   Abstentions will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. They therefore would have no effect on proposals which require a plurality or a majority of votes cast for approval. Because the Proposal presented is considered to be a "routine" voting item, the Fund does not expect to recognize broker non-votes. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners entitled to vote and the broker does not have discretionary voting authority.

   In the event that a quorum is not present, or if sufficient votes are not received for the adoption of the Proposal, management may propose an adjournment or adjournments of the Annual Meeting. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Annual Meeting in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

   Stockholders of record at the close of business on March 21, 2005 will be entitled to vote at the Annual Meeting or any adjournment thereof. On that date, the Fund had 7,476,103 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock will be entitled to one vote at the Annual Meeting.

   This Proxy Statement and accompanying Proxy Card are being mailed on or about April 20, 2005. The cost of this proxy solicitation will be borne by the Fund. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of the Fund's investment adviser (the "Adviser"), and/or employees of DSC or employees of the Fund's stock transfer agent, Mellon Investor Services, LLC. The Fund's Adviser is Delaware Management Company, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, Pennsylvania 19103.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

   The Board of Directors of the Fund is comprised of three Classes of Directors. The seven Directors of the Fund are divided into three separate Classes as follows: two Directors constituting Class 1 Directors have a term of office until the 2006 annual meeting and until their successors are elected and qualified; two Directors constituting Class 2 Directors have a term of office until the 2007 annual meeting of stockholders and until their successors are elected and qualified; and three Directors constituting Class 3 Directors have a term of office until this 2005 Annual Meeting of stockholders and until their successors are elected and qualified. The Board implemented this classified Board structure in April 2000 by filing an amendment to the Fund's Articles of Incorporation in the State of Maryland. The Directors in each Class are set forth below.

        CLASS OF DIRECTORS        NAMES OF DIRECTORS
        ------------------        ------------------
            Class 1:              Adela Cepeda and Roger J. Deshaies
            Class 2:              Richard M. Burridge, Sr. and Patrick P. Coyne
            Class 3:              Thomas L. Bindley, Daniel R. Toll and
                                  H. Thomas McMeekin

   At each annual meeting of stockholders, Directors will be elected to succeed the Class of Directors whose terms expire at that meeting, and each newly elected Director will serve for a three-year term and until his or her successor is elected and qualified. Subject to the limitations imposed by the Investment Company Act of 1940, as amended ("1940 Act"), a vacancy that occurs during a term may be filled by the Board. A replacement selected by the Board will serve the remainder of the vacated term until the annual meeting of stockholders at which that Class of Directors is up for election and until his or her successor is elected and qualified.

   Except as otherwise directed on the Proxy Card, the persons named as proxies will vote "FOR" the election of the nominees for Directors listed below. Each of the nominees has consented to be a nominee and to serve as a Director if elected. In the event that any of the nominees should become unavailable for election as a Director, the persons named in the accompanying proxy intend to vote for such substitute as the Board of Directors of the Fund may select.

   Required Vote. Under Maryland law, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected.

                                                          CLASS 3 DIRECTORS
                                               (TO BE ELECTED AT THIS ANNUAL MEETING)


                                                              PRINCIPAL                    NUMBER OF               OTHER
      NAME,             POSITION(S)                         OCCUPATION(S)             PORTFOLIOS IN FUND       DIRECTORSHIPS
     ADDRESS             HELD WITH     LENGTH OF TIME          DURING                 COMPLEX* OVERSEEN           HELD BY
  AND BIRTHDATE            FUND            SERVED           PAST 5 YEARS                  BY DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR


H. Thomas McMeekin(1)    Director         15 Years        Managing Director,                  2                 Director, Lincoln
180 N. Stetson Street                               Prudential Investment Management                          National Convertible
     Suite 5600                                     (since 2001); Managing Partner,                               Securities
  Chicago, IL 60610                                 Griffin Investments (since 2000);                              Fund, Inc.
                                                      Executive Vice President and
   June 17, 1953                                       Chief Investment Officer -
                                                             Fixed Income,
                                                   Delaware Investments (1999-2000);
                                                  President and Director, Lincoln
                                                     Investment Management, Inc.,
                                                     Executive Vice President and
                                                       Chief Investment Officer,
                                                     Lincoln National Corporation
                                                              (until 2000).


INDEPENDENT DIRECTORS


 Thomas L. Bindley       Director         7 Years         President, Bindley                  2               Director, Midas, Inc.
707 Skokie Boulevard                                      Capital Corporation                                 and Lincoln National
    Suite 600                                               (since 1998);                                    Convertible Securities
Northbrook, IL 60062                                   Executive Vice President                                      Fund, Inc.
                                                     and Chief Financial Officer,
  November 8, 1943                                       Whitman Corporation
                                                             (until 1998).

  Daniel R. Toll         Director         29 Years    Corporate and civic director            2               Director, Lincoln
560 Green Bay Road                                         (1985-present);                                   National Convertible
   Suite 300                                                                                                 Securities Fund, Inc.
Winnetka, IL 60093                                     Formerly: President, Heller
                                                        International Corporation                         Previous Director, Brown
 December 3, 1927                                             (until 1985).                                  Shoe Company,  Inc.,
                                                                                                          DeSoto, Inc., A.P. Green
                                                                                                          Industries, Inc., Heller
                                                                                                         International Corp., Kemper
                                                                                                             Corporation, Kemper
                                                                                                              National Insurance
                                                                                                           Companies, Mallinckrodt,
                                                                                                         Inc., NICOR, Inc., Stewart-
                                                                                                           Warner Corporation and
                                                                                                                  Sealy Inc.

-------------
 * The Fund Complex is comprised of the Fund and Lincoln National Convertible Securities Fund, Inc.
(1) Mr. McMeekin is considered to be an "interested director" because he currently owns shares of Lincoln National Corporation, of which the Fund's Adviser is a wholly-owned subsidiary.

                                                          CLASS 1 DIRECTORS
                                                (TERM EXPIRES AT 2006 ANNUAL MEETING)
                                   (THESE DIRECTORS ARE NOT BEING ELECTED AT THIS ANNUAL MEETING)


                                                              PRINCIPAL                    NUMBER OF               OTHER
      NAME,             POSITION(S)                         OCCUPATION(S)             PORTFOLIOS IN FUND       DIRECTORSHIPS
     ADDRESS             HELD WITH     LENGTH OF TIME          DURING                 COMPLEX* OVERSEEN           HELD BY
  AND BIRTHDATE            FUND            SERVED           PAST 5 YEARS                  BY DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

   Adela Cepeda          Director         13 Years            President,                      2                   Director,
    Suite 4975                                           A.C. Advisory, Inc.                                   Fort Dearborn
161 N. Clark Street                                         (since 1995).                                    Income Securities,
 Chicago, IL 60601                                                                                             Inc., Lincoln
                                                                                                           National Convertible
  April 30, 1958                                                                                           Securities Fund, Inc.,
                                                                                                                 UBS Funds,
                                                                                                              Amalgamated Bank
                                                                                                                of Chicago,
                                                                                                          Amalga Trust Co., Inc.
                                                                                                               and Wyndham
                                                                                                            International, Inc.

 Roger J. Deshaies       Director         13 Years      Senior Vice President -               2             Director, Partners
Executive Offices                                         Finance, Brigham &                                 Health System and
  PBB-Admin. 4                                              Women's Hospital                                 Lincoln National
  c/o Receiving                                              (since 1998);                                     Convertible
29 Shattuck Street                                      Senior Vice President -                            Securities Fund, Inc.
 Boston, MA 02115                                       Finance, Parkview Health
                                                          System (until 1998).
 August 5, 1949

---------------
* The Fund Complex is comprised of the Fund and Lincoln National Convertible Securities Fund, Inc.


                                                          CLASS 2 DIRECTORS
                                                (TERM EXPIRES AT 2007 ANNUAL MEETING)
                                   (THESE DIRECTORS ARE NOT BEING ELECTED AT THIS ANNUAL MEETING)


                                                              PRINCIPAL                   NUMBER OF               OTHER
      NAME,             POSITION(S)                         OCCUPATION(S)             PORTFOLIOS IN FUND       DIRECTORSHIPS
     ADDRESS             HELD WITH     LENGTH OF TIME          DURING                 COMPLEX* OVERSEEN           HELD BY
  AND BIRTHDATE            FUND            SERVED           PAST 5 YEARS                  BY DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

 Patrick P. Coyne(1)     President        2 Years     Executive Vice President,               2             Director/President,
  2005 Market Street   and Director                     Managing Director,                                   Lincoln National
Philadelphia, PA 19103                               Chief Investment Officer -                                 Convertible
                                                         Equity Investments,                               Securities Fund, Inc.
    April 14, 1963                              Delaware Management Company (since 2004);
                                                      Mr. Coyne has served in
                                                    various executive capacities
                                                      at different times at
                                                       Delaware Investments.

Richard M. Burridge, Sr.(2) Director     33 Years        Chairman Emeritus, RMB               2               Director, Lincoln
 10 South Wacker Drive                                     Capital Management                                National Convertible
     Suite 3210                                            (since April 2005);                               Securities Fund, Inc.
   Chicago, IL 60606                                         Vice President,
                                                           UBS/PaineWebber
    March 19, 1929                                   (January 2000 - April 2005);
                                                              Chairman,
                                                       The Burridge Group, Inc.
                                                             (1996-2000).

------------
 * The Fund Complex is comprised of the Fund and Lincoln National Convertible Securities Fund, Inc.
(1) Mr. Coyne is considered to be an "interested director" because he is an executive officer of the Fund's Adviser. Mr. Coyne acquired shares of common stock of Lincoln National Corporation (LNC), of which the Adviser is a wholly-owned subsidiary, in the ordinary course of business during 2004, but those transactions involved substantially less than 1% of the outstanding shares of common stock of LNC.
(2) Mr. Burridge is considered to be an "interested director" by virtue of his former affiliation with a registered broker-dealer that has executed portfolio transactions for and sold shares of investment companies managed by the Fund's Adviser.

   As of April 1, 2005, the Directors and officers of the Fund as a group beneficially owned 42,606 shares of the Fund, representing less than 1% of the shares of Common Stock outstanding of the Fund. The table below sets forth information on each Director's ownership of shares in the Fund and the Fund Complex.

                         SHARES OF COMMON STOCK                                   AGGREGATE DOLLAR RANGE OF EQUITY
                          BENEFICIALLY OWNED     DOLLAR RANGE OF EQUITY         SECURITIES IN ALL FUNDS OVERSEEN BY
   NAME OF DIRECTOR        AT APRIL 1, 2005*     SECURITIES IN THE FUND              DIRECTOR IN FUND COMPLEX**
---------------------------------------------------------------------------------------------------------------------
   INTERESTED DIRECTORS

   Richard M. Burridge, Sr.,     887                  over $100,000                       over $100,000
      Patrick P. Coyne             0                       $0                           $10,001 - $50,000
   H. Thomas McMeekin          4,654               $50,001 - $100,000                   $50,001 - $100,000

   INDEPENDENT DIRECTORS

   Thomas L. Bindley           4,100               $50,001 - $100,000                     over $100,000
      Adela Cepeda             3,952               $50,001 - $100,000                     over $100,000
   Roger J. Deshaies           2,328               $10,001 - $ 50,000                   50,001 - $100,000
      Daniel R. Toll           4,685               $50,001 - $100,000                  $50,001 - $100,000

---------
* Each Director has sole voting and investment authority over the shares shown except as follows. The Fund shares listed for Ms. Cepeda include 564 shares indirectly owned by Ms. Cepeda. The Fund shares listed for Mr. Deshaies include 1,066 shares held in trust. The Fund shares listed for Mr. McMeekin include 200 shares held in trust.

** The Fund Complex is comprised of the Fund and Lincoln National Convertible
   Securities Fund, Inc.

   The Board of Directors of the Fund met nine times during the Fund's fiscal year ended December 31, 2004. During the year ended December 31, 2004, all of the current Directors attended 75% or more of the aggregate meetings of the Board of Directors and the Board committees of which such Directors were members and were eligible to attend.

   Directors are expected to attend each annual meeting of shareholders either in person or by telephone. All Directors were present at the Fund's annual meeting held on May 7, 2004.

   The executive officers of the Fund, other than those shown above, are: David
F. Connor (41), Secretary since October 2000; Ryan K. Brist (34), Vice President since October 2000; Steven R. Brody (55), Vice President since February 2001; and Michael P. Bishof (42), Treasurer since January 2000. Mr. Bishof is a Senior Vice President/Investment Accounting of Delaware Service Company, Inc., the Fund's administrator. Mr. Brist is Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of the Fund's Adviser. Prior to joining the Adviser in 2000, Mr. Brist was a Senior Trader and Corporate Specialist with Conseco Capital Management.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                YOU VOTE "FOR" MESSRS. BINDLEY, McMEEKIN AND TOLL

                            COMMITTEES OF THE BOARD

   AUDIT COMMITTEE. The Fund's Audit Committee consists of all of the Directors who are not "interested persons" (as defined in the 1940 Act) with respect to the Fund ("Independent Directors"), all of whom meet the standard of independence for audit committee members set forth in the listing standards of the New York Stock Exchange (the "NYSE"). Among other things, the Audit Committee approves and supervises the engagement of the Fund's independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met four times during the Fund's fiscal year ended December 31, 2004.

   JOINT TRANSACTION COMMITTEE. The Fund's Joint Transaction Committee is comprised of all of the Independent Directors, all of whom meet the independence requirements set forth in the listing standards of the NYSE. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Joint Transaction Committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Adviser are also investing. The Joint Transaction Committee was not required to meet during the Fund's fiscal year ended December 31, 2004.

   NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Fund's Nominating and Corporate Governance Committee (the "Nominating Committee") is comprised of the Fund's Independent Directors, all of whom meet the independence requirements set forth in the listing standards of the NYSE. The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Directors and recommends any changes in Director compensation to the full Board of Directors. In addition, the Nominating Committee considers corporate governance issues and recommends appropriate actions to the full Board of Directors. The Nominating Committee met three times during the Fund's fiscal year ended December 31, 2004.

   The Fund's Board of Directors has adopted a formal charter for the Nominating Committee setting forth its responsibilities. A copy of the Nominating Committee's charter is included in Attachment A to this proxy statement. A current copy of the Nominating Committee's charter is also available on the Fund's website at www.delawareinvestments.com.

   The Nominating Committee will consider shareholder recommendations for nominations to the Board in connection with each annual shareholder meeting. Shareholders who wish to submit recommendations for nominations to the Board for an upcoming annual meeting must submit their recommendations in writing to Daniel R. Toll, Chairman of the Nominating Committee, at his address noted on page 4 or c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103 by November 30 of the calendar year preceding the date of the annual meeting. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information.

   The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Fund Directors and shareholders as well as Fund management. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Director for purposes of the 1940 Act and the listing standards of the NYSE.

   The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Fund's long-term shareholders and whose background will complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

                     COMPENSATION OF DIRECTORS AND OFFICERS

   The Fund pays directors' fees to those Directors who are not affiliated with the Adviser at the rate of $9,000 per year. The Fund pays an additional annual retainer of $1,500 to the Director designated as the Lead Director and additional annual retainers of $1,000 to the Chairpersons of the Audit, Nominating and Joint Transaction Committees. The Fund pays a $1,000 fee for attendance at each in-person Board meeting and at each Audit Committee, Nominating Committee and Joint Transaction Committee meeting which occurs separately from a Board meeting, a $500 fee for telephonic Board or Committee meetings and reimburses Directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its Directors and officers. In addition, the Fund provides no pension or retirement benefits to its Directors and officers.

   The following table shows compensation for the Directors of the Fund for the year ended December 31, 2004:

                             YEAR ENDED DECEMBER 31, 2004
                             ----------------------------

                                TOTAL               TOTAL
                              AGGREGATE          COMPENSATION
                            COMPENSATION          FROM FUND
NAME                       FROM THE FUND(1)       COMPLEX(2)
----                       ----------------      ------------

Thomas L. Bindley              $21,000             $43,000
Richard M. Burridge, Sr.       $18,000             $37,000
Adela Cepeda                   $20,500             $41,000
Roger J. Deshaies              $20,500             $42,000
H. Thomas McMeekin            $ 18,000             $37,000
Daniel R. Toll                $ 20,500             $42,000

--------------
(1) Includes a director's fee of $9,000 per year, a $1,000 fee for attendance at each in-person Board meeting and at each Audit Committee, Nominating Committee and Joint Transaction Committee meeting which occurs separately from a Board meeting and a $500 fee for telephonic Board or Committee meetings.

(2) This information represents the aggregate directors' fees earned by the Independent Directors with respect to the Fund and Lincoln National Convertible Securities Fund, Inc.

                             AUDIT COMMITTEE REPORT

   As required by its charter, the Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP, the Fund's independent auditors, the audited financial statements for the Fund's fiscal year ended December 31, 2004. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board No. 1, and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Based on the foregoing discussions with management and the Fund's independent auditors, the Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2004.

   The Audit Committee and the Board of Directors decided not to retain PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2003 and, instead, approved the appointment of Ernst & Young LLP as the Fund's independent auditors on February 25, 2003. The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified in any way as to uncertainty, audit scope, or accounting principles. In addition, during the fiscal years ended December 31, 2001 and December 31, 2002 and through February 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

   As noted above, the members of the Fund's Audit Committee are: Thomas L. Bindley, Adela Cepeda, Roger J. Deshaies and Daniel R. Toll. All members of the Audit Committee meet the standard of independence for audit committee members set forth in the listing standards of the NYSE. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Attachment B to this proxy statement.

   The Audit Committee has selected Ernst & Young LLP to serve as the Fund's independent auditors for the Fund's current fiscal year. Representatives of Ernst & Young LLP will attend the Annual Meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

   Audit fees. The aggregate fees billed for services provided to the Fund by its independent auditors for the audit of the Fund's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal year ended December 31, 2004.

   The aggregate fees billed for services provided to the Fund by its independent auditors for the audit of the Fund's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal year ended December 31, 2003.

   Audit-related fees. The aggregate fees billed by the Fund's independent auditors for services relating to the performance of the audit of the Fund's financial statements and not reported above under "Audit fees" were $9,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.These audit-related services were as follows: agreed-upon procedures relating to confirming compliance with asset coverage and liquidity maintenance tests required with respect to the variable term preferred stock.

   The aggregate fees billed by the Fund's independent auditors for services relating to the performance of the audit of the financial statements of the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2004.

   The aggregate fees billed by the Fund's independent auditors for services relating to the performance of the audit of the Fund's financial statements and not reported above under "Audit fees" were $16,000 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.These audit-related services were as follows: agreed-upon procedures relating to confirming compliance with asset coverage and liquidity maintenance tests required with respect to the variable term preferred stock.

   The aggregate fees billed by the Fund's independent auditors for services relating to the performance of the audit of the financial statements of the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2003.

   Tax fees. The aggregate fees billed by the Fund's independent auditors for tax-related services provided to the Fund were $1,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and annual excise distribution calculations.

   The aggregate fees billed by the Fund's independent auditors for tax-related services provided to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2004.

   The aggregate fees billed by the Fund's independent auditors for tax-related services provided to the Fund were $1,500 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and annual excise distribution calculations.

   The aggregate fees billed by the Fund's independent auditors for tax-related services provided to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2003.

   All other fees. The aggregate fees billed for all services provided by the independent auditors to the Fund other than those set forth above were $0 for the fiscal year ended December 31, 2004.

   The aggregate fees billed for all services other than those set forth above provided by the Fund's independent auditors to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2004.

   The aggregate fees billed for all services provided by the independent auditors to the Fund other than those set forth above were $0 for the fiscal year ended December 31, 2003.

   The aggregate fees billed for all services other than those set forth above provided by the Fund's independent auditors to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2003.

   Aggregate non-audit fees to the Fund, the Adviser and service provider affiliates. The aggregate non-audit fees billed by the Fund's independent auditors for services rendered to the Fund and to its Adviser and other service providers under common control with the Adviser were $237,634 and $171,400 for the Fund's fiscal years ended December 31, 2004 and December 31, 2003, respectively. In connection with its selection of the independent auditors, the Fund's Audit Committee has considered the independent auditors' provision of non-audit services to the Fund's Adviser and other service providers under common control with the Adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   The Fund's executive officers, Directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Adviser are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NYSE. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal year 2004 the filing requirements applicable to the above-mentioned persons were met.

                    COMMUNICATIONS TO THE BOARD OF DIRECTORS

   Shareholders who wish to communicate directly to the full Board of Directors may address correspondence to Thomas L. Bindley, Lead Director, at his address noted above on page 4. Shareholders who wish to communicate directly with individual Directors may address correspondence to them at their addresses noted above on pages 4 - 6. Shareholders may also send correspondence to the Lead Director or any individual Director c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Fund management will promptly forward all such correspondence to the intended recipient(s) unopened.

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

   As of the record date, March 21, 2005, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, was the owner of record of 5,328,471 shares (71.27%) and Penbrad & Co., 85 Challenger Road, Ridgefield, NJ 07660, was the owner of record of 1,423,146 shares (19.04%) of the outstanding Common Stock of the Fund. Such shares are believed to be held on behalf of the beneficial owners of the shares. Other than as reported herein, the Fund has no knowledge of beneficial ownership of its shares.

                         DATE FOR STOCKHOLDER PROPOSALS

   Any stockholder proposals intended to be presented at the next Annual Meeting and be included in the proxy statement and proxy of the Fund must be in proper form and must be received on or before December 21, 2005. Any stockholder proposals intended to be presented at the next annual meeting, but not to be included in the proxy statement and proxy of the Fund, must be in proper form and must be received on or before March 6, 2006. All such proposals should be sent to the Secretary of the Fund, 2005 Market Street, Philadelphia, Pennsylvania 19103. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

   The Board of Directors of the Fund does not know of any other matter or business that may be brought before the Annual Meeting. However, if any such matter or business properly comes before the Annual Meeting, it is intended that the persons named as proxies on the enclosed Proxy Card will vote in accordance with their best judgment.



                                                /s/ David F. Connor

                                                David F. Connor
                                                Secretary
Dated April 19, 2005


             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

                                  ATTACHMENT A

                       LINCOLN NATIONAL INCOME FUND, INC.
                                 (the "Company")

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Membership
--------------------------------------------------------
The Nominating and Corporate Governance Committee (the "Committee") shall be composed of at least three members, each of whom shall be disinterested ("independent") as defined in the Investment Company Act of 1940, as amended. One member of the Committee shall be designated by the Board of Directors as Chairperson. Each member of the Committee shall serve at the discretion of the Board of Directors. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board of Directors may determine from time to time.

BOARD NOMINATIONS AND FUNCTIONS
-------------------------------
1. Independent Directors. The Committee shall make recommendations for nominations for independent director membership on the Board of Directors to the incumbent independent Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Company's manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules and regulations. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules and regulations that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. Interested Directors. The Committee shall evaluate candidates' qualifications and make recommendations for interested director membership on the Board of Directors to the full Board.

3. Shareholder Recommendations. The Committee shall establish policies and procedures with respect to the submission and consideration of shareholder recommendations regarding candidates for nomination for election to the Board.

4. Board Composition. The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals whose background, education or experience may serve to increase the overall effectiveness of the Board.

CORPORATE GOVERNANCE
--------------------
1. The Committee shall review proposed changes in, and where appropriate propose changes with respect to, the Company's governing instruments, including, but not limited to, its articles of incorporation and bylaws, as such documents relate to corporate governance matters.

2. The Committee shall consider any corporate governance issues that come to its attention and shall recommend any appropriate actions to the full Board.

3. The Committee shall initiate consideration, and otherwise be available to consider, issues relating to the respective roles entrusted to the Company's adviser, the Company, the Board of Directors and the independent Directors.

4. The Committee shall monitor the performance of legal counsel employed by the Company.

5. The Committee shall establish procedures to allow shareholders to send communications to the Company's Directors.

OTHER POWERS AND RESPONSIBILITIES
---------------------------------
1. The Committee shall evaluate annually the ability of each Director to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director. The Chairperson of the Committee shall undertake appropriate action as required based on the Committee's evaluation.

2. The Committee shall periodically review the appropriateness of the compensation paid to the independent Directors and shall recommend any changes in Director compensation to the full Board.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Company.

4. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.




Last Revised: February 17, 2004

                                  ATTACHMENT B

                       LINCOLN NATIONAL INCOME FUND, INC.
                                  (THE "FUND")

                            AUDIT COMMITTEE CHARTER

Statement of Purpose
--------------------

   The Audit Committee (the "Committee") shall select, evaluate and, where appropriate, replace the Fund's outside auditor. The outside auditor for the Fund shall report directly to, and shall be ultimately accountable to, the Committee.

   The Committee shall oversee the audit process and provide assistance to the Fund's Directors in fulfilling their responsibilities to the Fund relating to their oversight of: the fund accounting and reporting practices of the Fund; the quality and integrity of the Fund's financial reports; the outside auditor's qualifications and independence; the performance of the Fund's outside auditor; the preparation of the Audit Committee report included in the proxy statement for the Fund's annual shareholder meeting; and compliance with applicable legal and regulatory requirements. The Committee's role shall be one of supervision and review and not of direct management of the fund accounting, reporting or audit processes. It is the responsibility of the Committee to maintain a free and open means of communication among the Directors, the outside auditor and the Fund's officers.

Membership
----------
   The Committee shall consist of a Chairman and at least two other Board members, all of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of the New York Stock Exchange. Each member of the Committee shall be financially literate in the reasonable business judgement of the Board of Directors, or become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall be an "audit committee financial expert," as such term is defined in the rules and regulations under the Investment Company Act of 1940.

Principal Duties and Responsibilities
-------------------------------------
   The Committee Shall:
1. Select, retain, oversee, evaluate and, where appropriate, terminate the outside auditor. In connection with the annual selection or retention of the outside auditor, the Committee shall receive, evaluate and discuss with the outside auditor a formal written report from the outside auditor setting forth all audit and non-audit engagements and other relationships with the Fund, its investment adviser and with the affiliates of the investment adviser, which report shall include specific representations as to the outside auditor's independence.
2. Review and approve the fees charged to the Fund by the outside auditor for audit and non-audit services.

3. Meet with the Fund's outside auditor for the following purposes:

   a) To consider and pre-approve all audit and non-audit services to be provided to the Fund, and all non-audit services to be provided to the Fund's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund where the nature of such services has a direct impact on the operations or financial reporting of the Fund;

   b) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services required by subparagraph (a) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight;

   c) To consider, in consultation with the outside auditor and Fund management, the scope and plan for forthcoming audits and the outside auditor's review of the Fund's accounting and internal control procedures;

   d) To review the conduct and results of each audit of the Fund's financial statements by the outside auditor and to consider all matters communicated to the Committee by the outside auditor, including:

      (1) All critical accounting policies used in connection with the preparation of the Fund's financial statements;

      (2) Alternative accounting treatments discussed with Fund management, including the ramifications of using such alternatives, as well as the outside auditor's preference;

      (3) The outside auditor's review of the Fund's accounting and internal control procedures;

      (4) Any review by the outside auditor of the accounting and internal control procedures of the Fund's custodian and transfer agent;

      (5) All material written communications between the outside auditor and Fund management, including any management letters and the responses thereto provided by Fund management; and

      (6) Any disputes between Fund management and the outside auditor that arise in connection with the conduct of the audits or the preparation of the Fund's financial statements.

   e) To review the Fund's audited financial statements and management's discussion of Fund performance with the outside auditor and Fund management and make a recommendation on including the audited financial statements in the Fund's annual report to shareholders;

   f) To review the Fund's unaudited semi-annual financial statements with the outside auditor and Fund management; and

   g) To obtain and review, on an annual basis, a report by the outside auditor describing: the outside auditor's internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the outside auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to independent audits carried out by the outside auditor, as well as any remedial measures taken to address such issues.

4. Evaluate on an annual basis the outside auditor's qualifications and performance. This evaluation shall include the review and evaluation of the outside auditor's lead partner. In connection with this evaluation, the Committee shall take into account the outside auditor's work during the preceding year, the opinions of Fund management and the report of the outside auditor described in paragraph 3(g) above. The Committee shall also consider whether a regular rotation of the outside audit firm itself is necessary to assure continuing outside auditor independence. Following each evaluation of the outside auditor, the Committee shall present its conclusions to the full Board of Directors of the Fund.

5. Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund's service providers of concerns regarding questionable accounting or auditing matters.

6. Discharge its fiduciary responsibility with respect to evidence of any material violation of federal or state law or breach of fiduciary duty impacting the Fund that is brought to the attention of the Committee pursuant to applicable regulations.

7. Have the power to inquire into any financial matters in addition to those set forth above.

8.  Review and reassess the adequacy of this Charter on an annual basis

9. Ensure that the Fund provides the New York Stock Exchange written confirmation regarding: (1) any determination that the Board of Directors has made regarding the independence of Directors; (2) the financial literacy of the Committee members; (3) the determination that at least one of the Committee members has accounting or related financial management expertise; and (4) the annual review and reassessment of the adequacy of this Charter.

10. Report to the entire Board of Directors regularly and as requested on the performance of its responsibilities and its findings.

11. Oversee generally the process of issuing dividend-related and other press releases including financial information, as well as the Fund's policies for providing financial information to analysts and ratings agencies.

12. Discuss periodically the processes implemented by Fund management with respect to risk assessment and risk management.

13. Establish clear hiring policies for the Fund, its investment adviser and the adviser's affiliates with respect to employees or former employees of the outside auditor.

14. Conduct an annual performance evaluation of the Committee.

15. Perform such other functions as may be assigned to it by law, the Fund's charter, the Fund's by-laws, or by the Board of Directors.

Resource and Staff Assistance
-----------------------------
   The appropriate officers of the Fund shall, at the expense of the Fund, provide or arrange to provide such information, data and administrative services as the Committee may request. The Committee shall consult, as it deems appropriate, with personnel of the Fund and/or others whose views would be considered helpful to the Committee. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the Fund to assist the Committee in discharging its responsibilities.

Meetings
--------
   The Committee shall meet at least twice each year, but may elect to hold additional meetings as circumstances require. The Committee shall meet separately with Fund management and the outside auditor at least twice each year.

Last Revised: August 12, 2004
-------------

                                           |------------------------------------
                                           |  Lincoln National Income Fund, Inc.
                                           |
                                           |
                                           |
                                           |
                                           |
                                           |
                                           |====================================
                                           |
                                           |------------------------------------
                                           |
                                           |------------------------------------
                                           |
                                           |
                                           |
                                           |  PROXY STATEMENT
                                           |  Notice of Annual
                                           |  Meeting of
                                           |  Shareholders
                                           |------------------------------------
                                           |  June 2, 2005
                                           |
                                           |
                                           |
                                           |
                                           |
                                           |
                                           |
                                           |
                                           |

                 LINCOLN NATIONAL INCOME FUND, INC. (THE "FUND")
                  ANNUAL MEETING OF STOCKHOLDERS - JUNE 2, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick P. Coyne and David F. Connor, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Stockholders of the Fund indicated on this form to be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, Philadelphia, PA, on Thursday, June 2, 2005 at 10:30 A.M. (EDT), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                                         Date ___________________, 2005
                                         Signature(s) (Joint Owners)
                                         (PLEASE SIGN WITHIN BOX)


                                         THIS PROXY CARD IS ONLY VALID WHEN
                                         SIGNED. TO SECURE THE LARGEST POSSIBLE
                                         REPRESENTATION AND AVOID THE ADDITIONAL
                                         EXPENSE TO THE FUND OF FURTHER
                                         SOLICITATION, PLEASE DATE AND SIGN NAME
                                         OR NAMES ABOVE AS PRINTED ON THIS CARD
                                         TO AUTHORIZE THE VOTING OF YOUR SHARES
                                         AS INDICATED. PERSONS SIGNING AS
                                         EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                         OTHER REPRESENTATIVE SHOULD GIVE FULL
                                         TITLE AS SUCH.



                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
                                PLEASE DO NOT USE FINE POINT PENS.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.

                                                                   FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT

1. To elect the following nominees as Class 3 Directors of the Fund.
                                                                       0            0            0
1) Thomas L. Bindley 2) H. Thomas McMeekin

3) Daniel R. Toll



o        INSTRUCTION: To withhold authority to vote for any nominee(s), mark the box "FOR ALL EXCEPT" and write the withheld nominee's name on the line below.


         ___________________________________________



PLEASE SIGN AND DATE ON REVERSE SIDE

DELAWARE INVESTMENTS                                   ONE COMMERCE SQUARE
                                                       PHILADELPHIA, PA 19103






May 10, 2005





Filing Desk
U.S. Securities and Exchange Commission 340 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Definitive Proxy Materials for Lincoln National Income Fund, Inc.
         (the "Fund")

Ladies and Gentlemen:

         Enclosed for filing pursuant to the requirements of Rule 14a-6(b) of the Securities Exchange Act of 1934 are definitive proxy materials for the above-referenced Fund. The proxy materials are being filed in connection with the Fund's Annual Meeting of Shareholders to be held on June 2, 2005.

                                                             Very truly yours,



                                                             /S/ David F. Connor
                                                             David F. Connor
                                                             Secretary